UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

_______________________________________________

RadNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33307	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Cotner Avenue Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 478-7808

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	RDNT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ¨

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on June 8, 2022, the stockholders considered and approved three proposals, each of which is described in more detail in the Company’s 2022 definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2022 for the Annual Meeting of Stockholders.

The results detailed below represent the final voting results as certified by the Inspector of Elections:

Proposal 1

The stockholders elected the following seven directors to hold office until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified based on the following votes:

Director	For	Withheld	Broker Non-Votes
Howard G. Berger, M.D.	40,646,001	2,675,708	6,641,271 (total)
Christine N. Gordon	39,389,959	3,931,750	6,641,271 (total)
Laura P. Jacobs	35,485,760	7,835,949	6,641,271 (total)
Lawrence L. Levitt	38,974,700	4,347,009	6,641,271 (total)
Gregory E. Spurlock	41,509,400	1,812,309	6,641,271 (total)
David L. Swartz	38,828,617	4,493,092	6,641,271 (total)
Ruth V. Wilson	38,466,659	4,855,050	6,641,271 (total)

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was approved based on the following votes:

For	Against	Abstentions
48,002,458	1,939,958	20,564

Proposal 3

The non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers disclosed in the Company’s 2022 definitive proxy statement was approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
41,279,176	1,987,913	54,620	6,641,271

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2022	RadNet, Inc.
By: /s/ David J. Katz Name: David J. Katz Title: Executive Vice President, General Counsel and Corporate Secretary

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